Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

The Compensation Committee or, with respect to the CEO’s equity award, the Board, reviews and approves the annual equity compensation to be awarded to employees including the executive officers. The annual grants are made at approximately the same time every year in the first quarter. Annual equity grants to our non-employee directors are made on the date of each Annual Meeting to each non-employee director on the date of such meeting. Outside of the annual grant cycle, we also grant equity awards to new employees in connection with a new hire compensation package, which are typically made on the first business day of each month following the employee’s start date. Employees, including the Named Executive Officers, may enroll to purchase shares under the terms of our 2019 Employee Stock Purchase Plan, as amended (the “ESPP”), with purchase dates generally in June and December of each year using payroll deductions accumulated during the prior six-month period.

The Compensation Committee or, with respect to the CEO’s equity award, the Board, does not take material nonpublic information (“MNPI”) into account when determining the timing and terms of equity awards. The Company has not timed the disclosure of MNPI to affect the value of the equity compensation. Stock options are granted at an exercise price at the closing market price of our common stock on the date of grant.

Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false